UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2007 (June 21, 2007)

DRS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08533	13-2632319
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

5 Sylvan Way, Parsippany, New Jersey 07054
(Address of principal executive offices)

(973) 898-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

In July 2006, DRS Technologies, Inc. (the Company) and one of our subsidiaries, DRS Training & Control Systems, Inc. each were issued a subpoena by the United States District Court for the Northern District of Florida. The subpoenas were issued in connection with an inquiry conducted by the Antitrust Division of the U.S. Department of Justice involving allegations of possible anticompetitive activity in certain international markets.

On June 21, 2007, we received written notification that the Antitrust Division of the Department of Justice had closed its investigation of the Company and its related entities in connection with this matter.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRS TECHNOLOGIES, INC.
(Registrant)

Date: June 22, 2007	By:	/s/ Nina Laserson Dunn
Nina Laserson Dunn
Executive Vice President, General Counsel,
Secretary